Exhibit 10.3

AGREEMENT TO EXTEND CLOSING DATE OF

OPTION TO PURCHASE ASSETS AGREEMENT

AN OPTION was granted and effective as of June 21, 2010 (the "DATE OF GRANT"), by HOLMS ENERGY, LLC, a Nevada Limited Liability Company (the “OPTIONOR"), MULTISYS ACQUISITION, INC., a Nevada Subsidiary Corporation (the “OPTIONEE”) and MULTISYS LANGUAGE SOLUTIONS, INC., a Nevada Parent Corporation (“PARENT”).  This OPTION TO PURCHASE ASSETS AGREEMENT (the "AGREEMENT") was executed, effective as of the DATE OF GRANT, by and between the OPTIONOR and the OPTIONEE.

The original option was to be exercised on or before August 31, 2010 or said Option to Purchase Assets could be terminated at the option of the OPTIONOR.  For good and valuable consideration, the OPTIONOR hereby agrees to extend the date of the option to November 15, 2010.  It being understood that all other terms and conditions in the Option to Purchase Assets and the Asset Purchase Agreement remain the same.

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 31st day of August, 2010.

"OPTIONOR"

"OPTIONEE"

By: /s/ Val M. Holms

By: /s/ Janelle Edington

Val M. Holms for

Janelle Edington for

Holms Energy, LLC

Multisys Language Solutions, Inc.